Property, Plant & Equipment	12 Months Ended
Mar. 31, 2012
Property, Plant & Equipment [Abstract]
PROPERTY, PLANT & EQUIPMENT
8.   PROPERTY, PLANT & EQUIPMENT

	As of March 31,
	2011		2012		2012
	(Millions of Rupees)				(Millions of US $) Unaudited
Land & buildings		18,213		19,374	381
Cable and related equipment		78,352		80,128	1,575
Exchanges and related Equipment		85,895		90,646	1,781
Other fixed assets		6,733		6,872	135
Capital work in progress		11,594		9,292	183
Total		200,786		206,312	4,054
Accumulated depreciation		(117,573)		(125,287)	(2,462)
Property and equipment, net	Rs.	83,213	Rs.	81,025	$1,592

In 1987, the assets and properties of the DoT located in Delhi and Mumbai were transferred to MTNL by an order of the Government of India (the "Government") and a deed of sale was executed by the Government in favor of MTNL representing an irrevocable transfer. Indian law generally requires that to perfect the transfer or lease of real property, the transfer should be evidenced by a formal, duly stamped deed of transfer and registered with the Central Land Registrar within a specified period after the execution of the deed of transfer or lease.  A formal transfer deed for real property of the DoT, transferred by the Government to MTNL has been executed but has not been registered with the appropriate municipal authorities. The formal transfer deed and physical delivery of possession of the DoT's non-real estate assets has resulted in the transfer of such non-real estate assets of the DoT to MTNL in Delhi and Mumbai.

Indian law also requires payment of stamp duty (at rates which vary among states) on instruments, which effect transfer of title to real estate or in respect of leases of real estate. MTNL has not paid stamp duty in respect of any of the acquired or leased properties. Accordingly, MTNL may be liable for stamp duty and penalties thereon if a deed is registered by MTNL in the future (other than with respect to the DoT properties acquired from the Government as at March 30, 1987). All liabilities for stamp duties in respect of the DoT properties acquired by MTNL from the Government as at March 30, 1987 are to be borne by the Government. The Company has been advised by its counsel that although the Company has valid possession including the risks and rewards of ownership and title to all of its property, to enable MTNL to perfect and thereby acquire marketable title to real property in its possession, it would need to have relevant documents relating to transfer or lease of real property duly registered and stamped. Accordingly, MTNL cannot sell its properties without payment of stamp duties and registering the properties in its name. In preparing these consolidated financial statements, MTNL has capitalized provision for stamp duty based on its best estimate amounting to Rs.63 million and Rs.89 million as of March 31, 2011 and 2012, respectively. MTNL does not intend to sell any of these properties. In terms of its Articles of Association MTNL has to obtain prior approval of the President of India in respect of sale or disposal of any land or building costing more than Rs.1 million.